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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 1, 2002

                             Charming Shoppes, Inc.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                                  Pennsylvania
                                  ------------
                 (State or Other Jurisdiction of Incorporation)

                000-07258                              23-1721355
              -------------                            ----------
        (Commission File Number)           (I.R.S. Employer Identification No.)

                   450 Winks Lane,
               Bensalem, Pennsylvania                         19020
               ----------------------                         -----
      (Address of Principal Executive Offices)              (Zip Code)

                                 (215) 245-9100
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS

         On July 1, 2002, Charming Shoppes, Inc. announced that it has completed the redemption of its 7.5% Convertible Subordinated Notes due July 15, 2006. A copy of the press release is filed as Exhibit 99.1 and incorporated in this report by reference.

Exhibit No.                     Description

   99.1               Press Release dated July 1, 2002





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

July 3, 2002                               CHARMING SHOPPES, INC.

                                           By: /s/  Eric M. Specter
                                              --------------------------------
                                               Eric M. Specter
                                               Executive Vice President

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                                  EXHIBIT INDEX

Exhibit No.                    Description

   99.1              Press Release dated July 1, 2002